JOINT CONSENT OF SOLE DIRECTOR AND SOLE STOCKHOLDER

                                  OF

                      OAK RIDGE MICRO-ENERGY, INC.


          The undersigned, being the sole director and the person who owns all of the outstanding voting securities of Oak Ridge Micro-Energy, Inc., a Nevada corporation ("Oak Ridge"), acting pursuant to Sections 78.315 and 78.320, respectively, of the Nevada Revised Statutes, does hereby unanimously consent to and adopt the following resolutions, effective the latest signature date hereof unless indicated otherwise:

                            Recitals

          WHEREAS, the sole director of Oak Ridge has agreed to enter into an Agreement and Plan of Merger (the "Plan") pursuant to which Global Acquisition, Inc., a Colorado corporation ("Global Acquisition"), will form a wholly-owned subsidiary, and the subsidiary and Oak Ridge will merge in a "forward triangular merger" pursuant to the provisions of Sections 368(a)(1) and 368(a)(2)(D) of the United States Internal Revenue Code of 1986, as amended, and the applicable provisions of the Nevada Revised Statutes, and whereby the sole Oak Ridge Stockholder will receive shares of common stock of Global Acquisition; and

          WHEREAS, Oak Ridge shall be the surviving corporation ("Surviving Corporation") under the merger; and

          WHEREAS, Oak Ridge has entered into an Option Agreement (the "Option") effective January 1, 2002, with UT-Battelle, LLC, a limited liability company organized and existing under the laws of the State of Tennessee, to enter into a non exclusive Patent License Agreement to certain U.S. patents and U.S. patent applications, a copy of which is attached hereto and incorporated herein by reference as Exhibit A; and

          WHEREAS, all of the parties to the Plan are aware that substantial funding is required in order to acquire the license or licenses covered by the said Option, and that the sole responsibility for raising these funds shall be that of Global Acquisition; and

          WHEREAS, the parties understand that the expertise of John B. Bates, the sole director and executive officer of Oak Ridge, shall be significant in the development of any commercial or economic uses of the technology covered by the license or licenses, subject to the ability of Global Acquisition to obtain the necessary funding; and

          WHEREAS, all parties understand that any entity having the wherewithal and funding may acquire similar non exclusive license or licenses to the technology as that granted to Oak Ridge; and

          WHEREAS, the parties are aware that Mr. Bates was formerly affiliated with MicroBattery, Inc. ("MicroBattery") and Richard A. Hahn, pursuant to which Mr. Hahn was to be solely responsible for obtaining the necessary funding to commercially and economically develop the technology covered by the license or licenses, which he failed to do; and

          WHEREAS, MicroBattery and Mr. Hahn have advised the parties that they believe they have a claim against Mr. Bates and/or Oak Ridge in respect thereof; and

          WHEREAS, none of the parties believe that MicroBattery and/or Mr. Hahn have any claim against Mr. Bates, the license or licenses and/or the technology that is the subject of the option by virtue of the fact that they may obtain their own license to such technology and commercially and economically develop the technology, only without the aide and expertise of Mr. Bates; and

          WHEREAS, Global Acquisition, as a condition to the Plan, intends to indemnify and hold Mr. Bates and Oak Ridge from and against any and all claims of MicroBattery and Mr. Hahn in this respect;

          NOW, THEREFORE, be it

          RESOLVED, that Global Acquisition Subsidiary, a Nevada corporation (the "Subsidiary") merge with and into Oak Ridge as contemplated by the Plan as outlined below:


                                  Plan of Merger


          1.1  Merger and Surviving Corporation.   Global Acquisition
          Subsidiary will merge with and into Oak Ridge, with Oak Ridge being the Surviving Corporation; and the separate existence of Global Acquisition Subsidiary shall cease. Until amended, modified or otherwise altered, the Articles of Incorporation of Oak Ridge shall continue to be the Articles of Incorporation of the Surviving Corporation; and the Bylaws of Oak Ridge shall continue to be the Bylaws of the Surviving Corporation.

          1.2 Share Conversion and Cancellation. Each share of issued and outstanding common stock of Oak Ridge (the "Oak Ridge Shares") shall, upon the effective date of the Plan, be converted into and exchange with Global Acquisition for 23,049,018 shares of common stock of Global Acquisition, amounting to 23,049,018 shares in the aggregate as outlined in Exhibit A, or approximately 29% of the post-Plan outstanding securities of Global Acquisition, taking into account the cancellation of 22,750,000 shares of common stock of Global Acquisition as outlined in Section 1.13; and all qualifying shares of Global Acquisition Subsidiary issued to Global Acquisition on formation shall be canceled. All shares of common stock of Global Acquisition issued in exchange for the Oak Ridge Shares shall be "restricted securities" that are not freely publicly tradeable except in accordance with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act"), and/or the general rules and regulations of the Securities and Exchange Commission promulgated thereunder.

          1.3 Survivor's Succession to Corporate Rights. The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and be subject to all of the restrictions, disabilities and duties of Global Acquisition Subsidiary; and all and singular, the rights, privileges, powers and franchises of Global Acquisition Subsidiary, and all property, real, personal and mixed, and all debts due to Global Acquisition Subsidiary on whatever account, as well for stock subscriptions as all other things in action or belonging to Global Acquisition Subsidiary shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Global Acquisition Subsidiary, and the title to any real estate vested by deed or otherwise in Global Acquisition Subsidiary shall not revert or be in any way impaired by reason of the Plan; but all rights of creditors and all liens upon any property of Global Acquisition Subsidiary shall be preserved unimpaired, and all debts, liabilities and duties of Global Acquisition Subsidiary shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

          1.4 Survivor's Succession to Corporate Acts, Plans, Contracts, etc. All corporate acts, plans, policies, contracts, approvals and authorizations of Global Acquisition Subsidiary and its stockholders, its Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the effective time of the Plan, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Global Acquisition Subsidiary. The employees of Global Acquisition Subsidiary shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of Global Acquisition Subsidiary.

          1.5 Survivor's Rights to Assets, Liabilities, Reserves, etc. The assets, liabilities, reserves and accounts of Global Acquisition Subsidiary shall be recorded on the books of the Surviving Corporation at the amounts at which they, respectively, shall then be carried on the books of Global Acquisition Subsidiary, subject to such adjustments or eliminations of inter-company items as may be appropriate in giving effect to the Plan.

          1.6 Directors and Executive Officers Global Acquisition and of the Surviving Corporation and Designation of New Directors and Executive Officers. On Closing, the Boards of Directors and the executive officers of Global Acquisition and the Surviving Corporation shall each be re-aligned and re-designated and elected as follows: John B. Bates, Director, CEO and Chief Technical Officer, and Mark Meriwether, Director, President and Secretary; with each director and/or executive officer to serve until the next respective annual meetings of the stockholders and Boards of Directors of Global Acquisition and the Surviving Corporation, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations. Not less than one member of the Board of Directors of Global Acquisition shall serve on the Board of Directors of the Surviving Corporation at all times.

          1.7 Principal Office. The principal executive office of the Surviving Corporation shall be located at 74 Rolling Links Blvd., Oak Ridge, Tennessee 37830. The Surviving Corporation shall also maintain a registered office in the State of Nevada at 502 East John Street, Room E, Carson City, Nevada 89706.

          1.8 Adoption. The Plan shall be adopted by the Board of Directors of Global Acquisition as the sole stockholder of Global Acquisition Subsidiary, and by the Oak Ridge Board of Directors and the Oak Ridge Stockholder.

          1.9 Dissenters' Rights and Notification. As the Plan requires the affirmative vote of all of the outstanding voting securities of Global Acquisition Subsidiary and Oak Ridge, and the Nevada Revised Statutes do not require a vote of Global Acquisition stockholders, dissenters' rights are not applicable under the Plan;

          1.10 Delivery of Certificates by the Oak Ridge Stockholder. The transfer of the Oak Ridge Shares by the Oak Ridge Stockholder shall be effected by the delivery to Global Acquisition or its transfer agent of certificates representing the Oak Ridge Shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures witnessed or guaranteed to the satisfaction of Global Acquisition and the Global Acquisition Subsidiary and with any necessary transfer taxes and other revenue stamps affixed (which are usually not applicable) and acquired at the expense of the Oak Ridge Stockholder, and on receipt thereof to the satisfaction of Global Acquisition, a stock certificate representing shares in Global Acquisition as outlined in Exhibit A shall be issued and delivered to the Oak Ridge Stockholder; as a condition to the exchange of the Oak Ridge Shares, Global Acquisition and the Surviving Corporation shall require the Oak Ridge Stockholder to execute and deliver and Investment Letter as outlined in Section 4.12 hereof, acknowledging, among other things, that the shares of Global Acquisition to be received in exchange for the Oak Ridge Shares are "unregistered" and "restricted" securities which have not been registered with the Securities and Exchange Commission or any state regulatory agency, and which must be so registered prior to public sale by the Oak Ridge Stockholder, unless an exemption from such registration is available for any such sale.

          1.11 Further Assurances. At the Closing and from time to time thereafter, the parties shall execute such additional instruments and take such other action as may be reasonably required or necessary to carry out the terms and provisions hereof.

          1.12 Effective Date. The Effective Date of the Plan shall be the date when the Articles of Merger are filed and accepted by the Secretary of State of the State of Nevada and at such time as all applicable provisions of the Nevada Revised Statutes have been met.

          1.13 Conditions Precedent to the Closing of the Plan. The completion of the following to the satisfaction of Oak Ridge and the Oak Ridge Stockholder are conditions precedent to the Closing of the Plan: (i) the cancellation by Mark Meriwether, the President and sole member of the Board of Directors of Global Acquisition, of 22,750,000 shares of common stock of Global Acquisition that are presently owed by him; (ii) Mr. Meriwether's compromise and settlement of all sums due and owing by Global Acquisition to him of any nature whatsoever, amounting to $45,780 at September 30, 2001; (iii) Mr. Meriwether's assumption and indemnification of Global Acquisition against the remaining pre-Plan outstanding liabilities of Global Acquisition, amounting to $4,915 at September 30, 2001; and (iv) the indemnification by Global Acquisition of the Oak Ridge Stockholder against any claims of Richard A. Hahn and/or MicroBattery, Inc. that are in any way related to the UT-Battelle LLC "thin film battery" technology.

          1.14 Conditions Subsequent to the Closing of the Plan. Within 45 days of the Closing, Global Acquisition shall change its domicile from the State of Colorado to the State of Nevada by merging with and into Oak Ridge with Oak Ridge being the surviving corporation in such merger, and the surviving corporation's name in this subsequent merger shall remain as "Oak Ridge Micro-Energy, Inc."

          FURTHER, RESOLVED, that in the good faith judgment of the sole director and the undersigned sole stockholder, the merger with the Subsidiary as contemplated by the Plan is fair, just and equitable, and in the best interests of the sole stockholder of Oak Ridge;

          FURTHER, RESOLVED, that the officers of Oak Ridge be and they hereby are authorized and directed to execute and deliver the Plan and all other documents required or deemed necessary to complete the Plan for and on behalf of Oak Ridge pursuant to which the Subsidiary shall merge with and into Oak Ridge in a "forward triangular merger" within the meaning of Sections 368(a)(1) and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended.



Date: 1/14/02                       /s/John B. Bates
                                    John B. Bates, Director


Date: 1/14/02                       /s/John B. Bates
                                    John B. Bates, Sole Stockholder
                                    1,000 shares - 100%

                         OPTION AGREEMENT

     THIS OPTION AGREEMENT, made effective on this the 1st day of January, 2002 (the "Effective Date") by and between UT-Battelle, LLC (herein "UT-Battelle"), a limited liability company organized and existing under the laws of the State of Tennessee and having a place of business at Post Office Box 2008, Oak Ridge, Tennessee 37831-6499, and Oak Ridge Micro-Energy, Inc. (hereinafter "Optionee"), a corporation organized and existing under the laws of the State of Nevada and whose address for notices is 1345 Oak Ridge Turnpike, Oak Ridge, Tennessee 37830, both being hereinafter jointly referred to as the "Parties" or singly as "Party."

WITNESSETH:

     WHEREAS, UT-Battelle, pursuant to Contract No. DE-AC05-00OR22725 (hereinafter "Prime Contract") with the United States Government, as represented by the Department of Energy (hereinafter "DOE") has developed and/or obtained rights to Proprietary Rights, subject to the DOE retaining a nonexclusive, nontransferable, irrevocable, paid-up license for the United States Government and certain march-in rights and any other conditions of waivers granted by the DOE; and

     WHEREAS, Optionee desires to obtain an option to enter into a non exclusive Patent License Agreement to such Proprietary Rights substantially consistent with the terms and conditions of Appendix C attached hereto.

     NOW THEREFORE, in consideration of the foregoing premises, covenants, and agreements contained herein, the Parties hereto agree to be bound as follows:

     1.   Definitions
     1.1 "Proprietary Rights" shall mean the U.S. patents and U.S. patent applications listed in Appendix A attached hereto and hereby incorporated into this Option Agreement by reference including all continuations, divisions, reissues, reexaminations and temporal extensions of any of the foregoing.
     1.2 "Products" shall mean any and all Products manufactured, used, sold or transferred by Optionee covered by one or more claims of the Proprietary Rights optioned hereunder.
     1.3 "Field of Use" shall mean all fields of use for Products but shall specifically exclude Products which may be incorporated in or used in conjunction with articles int he following fields of use:
          (a)   Cellular Telephones
          (b)  Portable Computers
          (c)  Camcorders
          (d)  Cordless Power Tools
          (e)  Electric Motor Vehicles
          (f)  Toys
          UT-Battelle and Optionee agree that in the case of Cellular Telephones and Portable Computers, the above mentioned exclusion shall apply to primary power and not for on-board power in IC chips.

     2.   Option
     2.1 UT-Battele grants to Optionee for the term of this Option Agreement and any extensions thereof the right to enter into a non-exclusive patent license agreement with UT-Battelle to make, use, sell, or offer for sale the Appendix A Proprietary Rights in the Field of Use consistent with the financial terms described in Appendix C attached hereto.
     2.2 In consideration for such option, Optionee hereby agrees to pay UT-Battelle an amount in accordance with Appendix B attached hereto.
     2.3 Except as otherwise set forth herein, the parties agree that this Option Agreement shall automatically terminate on or before the close of business on December 31, 2002. The Parties agree that the amounts paid by Optionee to UT-Battelle in accordance with Appendix B shall be non-refundable.
     2.4 Optionee may, at any time on or before the close of business December 31, 2002, exercise the option described in Section 2.1, supra. To exercise its option, Optionee shall execute a non-exclusive patent license agreement consistent with the financial terms described in Appendix C while this Option Agreement remains in effect. Optionee shall provide UT-Battelle with notice that it exercised the option granted hereunder before this Option Agreement expires. For example, a fax, with originals to follow, from Optionee to UT-Battelle of an executed non-exclusive patent license as previously described which is actually received by UT-Battelle before this Option Agreement expires shall constitute adequate notice of acceptance under this Section.

     3.   Representations and Warranties
     3.1 UT-Battelle represents and warrants that Appendix A contains a complete and accurate listing of all the Proprietary Rights to be licensed and that UT-Battelle has the right to grant the rights, licenses, and privileges granted herein.

     4.   Term of Agreement and Early Termination
     4.1 Unless earlier terminated herein, the Option Agreement shall automatically terminate at the close of business on December 31, 2002.
     4.2 This Option Agreement shall terminate automatically (a) in part upon the independent extinguishment of any of the Appendix A Proprietary Rights, for any reason, however, this Option Agreement shall remain in effect relative to the surviving Appendix A Proprietary Rights; or (b) completely upon the extinguishment of all of the Appendix A Proprietary Rights, for any reason.
     4.3 Optionee shall provide notice to UT-Battelle of its intention to file a voluntary petition in bankruptcy or of another party's intention to file an involuntary petition in bankruptcy for Optionee, said notice to be received by UT-Battelle at least ten
          (10) days prior to filing such a petition. Optionee's failure to provide such notice to UT-Battelle of such intentions shall be deemed a material, pre-petition, incurable breach of this Option Agreement.
     4.4 This Option Agreement shall automatically terminate upon any attempt by Optionee to assign or otherwise transfer its interest in this Option Agreement to any other party, including but not limited to any receiver, trustee, or creditor; except that only one transfer shall be permitted to a party succeeding to substantially all of the assets of Optionee's business which relate to the subject matter of this Option Agreement, upon the written notice to UT-Battelle.
     4.5 This Option Agreement may be terminated by UT-Battelle upon any attempt by Optionee to offer Optionee's rights under this Option Agreement as collateral to a third party.
     4.6 this Option Agreement may be terminated upon the material breach by any party of any of the terms or provisions hereof or of the warranties or representations hereof.
     4.7 Any termination of this Option Agreement except termination under Sections 4.1 or 4.2 shall be effective only upon written notice from the Party alleging a right to termination to the other Party stating in complete detail the basis for termination and the other Party shall have sixty (60) days following receipt of such notice to cure any alleged violation, breach, or other act or omission alleged to justify said termination, failing which this Option Agreement shall be considered terminated.

     5.   Notices
     5.1 All notices, reports or royalty payments shall be addressed to the Parties hereto as follows:

          If to UT-Battelle
          Finance Manager-Technology Transfer          Facsimile No.
          UT-Battelle, LLC                        (865) 576-9465
          Post Office Bos 2008, MS-6499           Verify No.
          Oak Ridge, Tennessee 37831-6499         (865)576-4680

          If to Optionee:
          John B. Bates                      Telephone:
          Oak Ridge Micro-Energy, Inc.            (865)220-5458
          1345 Oak Ridge Turnpike                 Facsimile:
          Oak Ridge, Tennessee 37830              (865)220-5458

     5.2 All notices provided herein shall be in writing and shall be deemed to have been duly given when received, if delivered personally, sent by telephotocopy, or sent by First Class U.S. Mail, postage prepaid, to the party entitled thereto at its above address or at such other address as designated in writing by the Party in accordance with the provisions of this section.

     6.   Rights of Parties After Termination
     6.1 Neither Party shall be relieved of any obligation or liability under this Option Agreement arising from any act or omission committed prior to the effective date of such termination.

     7.   Entire Agreement and Modification
     7.1 This Option Agreement contains the entire understanding of the Parties relating to the matters referred to herein, supersedes any prior written or oral understanding or agreements between the Parties respecting such matters, and may only be amended by a written instrument, duly executed on behalf of the Parties.

     8.   Law
     8.1 This Option Agreement shall be construed according to the laws of the State of Tennessee and the United States of America.

          IN WITNESS WHEREOF, the Parties hereto have caused this Option Agreement to be duly executed in their respective names by their duly authorized representatives.

"UT-Battelle"
UT-Battelle, LLC

By:/s/J A Zollar for
Name: Janis E. Haerer
Title: Director, Technology Transfer and Economic Development
Date: 12/27/2001


"Optionee"
Oak Ridge Micro-Energy, Inc.
By:/s/John B. Bates
Name:John B. Bates
title: President
Date: 12/28/01

                  EXHIBIT A. PROPRIETARY RIGHTS

1) U.S. Patent 5,338,625; Issued August 16, 1994 (ID 0957.0) "Thin Film Battery and Method for Making Same" Inventors: John B. Bates, Nancy J. Dudney, Greg R. Gruzalski, and Christopher F. Luck
2) U. S. Patent 5,567,210; Issued October 22, 1996 (ID 0957.2) "Method for Making an Electrochemical Cell" Inventors: John B. Bates, Nancy J. Dudney
3)   U. S. Patent 5,597,660; Issued January 28, 1997 (ID 0957.3) "An
     Electrolyte for an Electrochemical Cell" Inventors: John B. Bates, Nancy J. Dudney
4) U. S. Patent 4,412,147; Issued April 30, 1996 (ID 0957.4) "Method for Making an Electrolyte for an Electrochemical Cell" Inventors: John B. Bates, Nancy J. Dudney
5) U.S. Patent 5,455,126, Issued October 3, 1995 (ID 0957.7) "An Electro-Optical Device Including A Nitrogen Containing Electrolyte" Inventors:
     John B. Bates, Nancy J. Dudney, Greg R. Gruzalski, and Christopher F.
     Luck
6) U.S. Patent 5,314,765; Issued May 24, 1994 (ID 1274) "Protective Lithium Ion Conducting Ceramic Coating for Lithium Metal Anodes and Associated Method" Inventor: John B. Bates
7) U.S. Patent 5,561,004; Issued October 1, 1996 (ID 1284) "Packaging Material for Thin Film Lithium Batteries" Inventors: John B. Bates, Nancy J. Dudney, Kim A. Weatherspoon
8) U.S. Patent 5,569,520; Issued October 29, 1996 (ID 1365.1) "Rechargeable Lithium Battery for Use in Applications Requiring a Low to High Power Output" Inventor: John B. Bates
9) U.S. Patent 5,612,152; Issued March 18, 1997 (ID 1365.2) "Rechargeable Lithium Battery for Use in Applications Requiring a Low to High Power Output" Inventor: John B. Bates
10) U.S. Patent 5,445,906; Issued August 29, 1996 (ID6057.5) "Method and System for Constructing a Rechargeable Battery and Battery Structures Formed with the Method" Inventors: David O. Hobson, William B. Snyder Jr.
11) U. S. Patent 6,218,049B1; Issued April 17, 2001 (ID 6057.5) "Cathode for an Electrochemical Cell" Inventors: John B. Bates, Nancy J. Dudney, Greg R. Gruzalski, and Christopher F. Luck
12) U.S. Patent 5,705,293; Issued January 6, 1998 (ID 1596) "Solid State Thin Film Battery Having a High Temperature Lithium Alloy Anode"
     Inventors:  David O. Hobson
13) U.S. Patent 5,654,084; Issued August 5, 1997 (ESID 1329-Y) "Protective Coatings for Sensitive Materials" Inventor: Charles M. Egert
14)  U.S. Patent 6,242,132B1; Issued June 5, 2001 (ID 0343.1) "Silicon-Tin
     Oxynitode Glassy Composition and Use as Anode for Lithium Ion Battery"
     Inventors: Bernd J. Neudecker, John B. Bates
15) U.S. Patent 6,168,884B1; Issued January 2, 2001 (ID 0661.0) "Battery with an In-Situ Activation Plated Lithium Anode" Inventors: Bernd J. Neudecker, Nancy J. Dudney, John B. Bates
16) U.S. Patent Application Serial No. 09/396,997, filed at the USPTO on September 15, 1999 (ID 0526.0) "Fabrication of Highly Textured LiCoO2 Films by Rapid Thermal Annealing" Inventor: John B. Bates
17) U.S. Patent Application Serial No. 09/818,465, filed at the USPTO on March 27, 2001 (ID 0526.2) "Fabrication of Highly Textured LiCoO2 Films by Rapid Thermal Annealing" Inventor: John B. Bates
18) U.S. Patent Application Serial No. 09/818,490, filed at the USPTO on March 27, 2001 (ID 0526.3) Fabrication of Highly Textured LiCoO2 Films by Rapid Thermal Annealing" Inventor: John B. Bates


                                        Initials
                                        UT-Battelle /s/JEH by JAZ
                                        Date: 12/27/2001
                                        Optionee: JBB
                                        Date: 12/28/01